Exhibit 10.138
                                                                   Tiffany & Co.
                                       Report on Form 8-K Dated February 2, 2009

                            2004 TIFFANY AND COMPANY
           UN-FUNDED RETIREMENT INCOME PLAN TO RECOGNIZE COMPENSATION
                   IN EXCESS OF INTERNAL REVENUE CODE LIMITS

                   Amended and Restated as of January 12, 2009

WHEREAS, Tiffany and Company, a New York Corporation, intends by this instrument to establish an unfunded plan to provide supplemental retirement benefits to executive officers and other members of a select group of management employees as a means of recruiting and retaining qualified employees; and

WHEREAS, this Plan is intended to constitute both an unfunded excess benefit plan under Section 3(36) of Title I of ERISA and a nonqualified, unfunded deferred compensation plan for a select group of management or highly compensated employees under Title I of ERISA.

WHEREAS, all benefits payable under this Plan shall be paid from the general assets of Tiffany and Company. This Plan is not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code of 1986, as amended;

WHEREAS, the full earnings of highly compensated employees are not recognized as compensation under the Tiffany and Company Pension Plan due to limitations imposed under the Internal Revenue Code; and

WHEREAS, Tiffany and Company, for purposes of calculating supplemental retirement benefits under this plan, wishes to recognize earnings that would be recognized under the Tiffany and Company Pension Plan but for such limitations and pay supplemental retirement benefits under this plan that are not subject to any limitation as to amount under the Code; and

WHEREAS, Tiffany and Company revised this plan effective February 1, 2007 to modify age and service requirements for early retirement, which revisions are reflected in this document; and

WHEREAS, Tiffany and Company further revised this plan effective November 25, 2008 to provide for benefits under a voluntary enhanced retirement incentive program referred to as Pension-Plus, and to modify this plan's terms relating to commencement of retirement benefits under this plan, due to restrictions imposed under the Internal Revenue Code, which revisions are reflected in this document; and

WHEREAS, Tiffany and Company further revised this plan effective January 12, 2009 to extend the Election Period for participation in Pension-Plus from January 12, 2009 to January 19, 2009,

NOW, THEREFORE, to carry the above intentions into effect, and intending to be legally bound hereby, Tiffany and Company does enter into this Plan effective the first day of January, 2004.

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                         This Plan shall be known as the

                            2004 TIFFANY AND COMPANY
           UN-FUNDED RETIREMENT INCOME PLAN TO RECOGNIZE COMPENSATION
                   IN EXCESS OF INTERNAL REVENUE CODE LIMITS

                                    ARTICLE I
                                   DEFINITIONS

FOR THE PURPOSES OF THIS PLAN, THE FOLLOWING CAPITALIZED TERMS AND PHRASES SHALL HAVE THE MEANINGS ASCRIBED TO THEM BELOW:

"Accrued Benefit" means, with respect to each Participant, the amount on a given date of the benefits provided under Section 3.2 of this Plan using Average Final Compensation, Covered Compensation and Creditable Service determined as of such date. The Accrued Benefit for any Participant may be expressed in a form which is the Actuarial Equivalent of the Accrued Benefit.

"Actuarial Equivalent" shall have the same meaning as in the Pension Plan.

"Affiliate" means, (i) for purposes of the definition of "Cause", with reference to any Person, any second Person that controls, is controlled by, or is under common control with, any such first Person, directly or indirectly; and (ii) for purposes of the definition of "Employer", any entity that is required to be aggregated together with the Company and treated as the employer, in accordance with Section 1.409A-1(h)(3) of the Regulations.

"Applicable Interest Rate" means, for any period, the rate of interest on one-year U.S. Treasury securities (constant maturities), determined as of the month preceding the first month of such period.

"Average Final Compensation" shall have the same meaning as in the Pension Plan.

"Benefit" means, with respect to each Participant or his beneficiary, the benefit to which Participant is entitled under Article III of this Plan.

"Board" means the Board of Directors of Tiffany and Company, a New York corporation.

"Cause"  means  a  termination  of  Participant's  employment,   involuntary  on
Participant's part, which is the result of:

     (i) Participant's conviction or plea of no contest to a felony involving financial impropriety or a felony which would tend to subject the Company or any of its Affiliates to public criticism or materially interfere with Participant's continued service to the Company or its Affiliate;

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     (ii) Participant's   willful  and   unauthorized   disclosure  of  material
          "Confidential   Information"   (as  that  term  is   defined   in  the
          Non-Competition  and   Confidentiality   Covenants)  which  disclosure
          actually   results  in  substantive  harm  to  the  Company's  or  its
          Affiliate's business or puts such business at an actual competitive disadvantage;

     (iii) Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than: (A) any such failure resulting from Participant's incapacity due to physical or mental illness, or (B) any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Company, which demand specifically identifies the manner in which Participant has not substantially performed Participant's duties, and which performance is not substantially corrected by Participant within [ten (10)] days of receipt of such demand;

     (iv) Participant's commission of any willful act which is intended by Participant to result in his personal enrichment at the expense of the Company or any of its Affiliates, or which could reasonably be expected by him to materially injure the reputation, business or business relationships of the Company or any of its Affiliates;

     (v) A theft, fraud or embezzlement perpetrated by Participant upon Company or any of its Affiliates.

For purposes of this definition, no act or failure to act on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant in bad faith toward, or without reasonable belief that such action or omission was in the best interests of, Company or its Affiliate. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause for the purposes of this Plan unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Board (exclusive of the Participant if Participant is a member of such Board) at a meeting called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with counsel for Participant, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth above.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Pension Plan Committee of the Company, which shall have authority over this Plan.

"Company" shall have the same meaning as in the Pension Plan.

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"Compensation"  shall have the same  meaning as in the Pension  Plan,  provided, however, that, for purposes of this Plan, the annual compensation taken into account for any Participant for any year shall not be subject to the annual compensation limit established by the Omnibus Budget Reconciliation Act of 1993 (Code Section 401(a)(17), as in effect from time to time).

"Covered Compensation" shall have the same meaning as in the Pension Plan.

"Creditable Service" shall have the same meaning as in the Pension Plan.

"Disability" means a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than 3 months under an accident and health plan maintained by the Company.

"Early Retirement Date" shall mean, with respect to any Participant, the date such Participant first qualifies to receive a retirement allowance under the provisions of Section 3.4 below.

"Effective Date" means January 1, 2004.

"Employer" means, for purposes of the definition of "Separation from Service", the Company and its Affiliates.

"Ending Compensation" means the annual rate of Compensation from the Company in effect for the Participant at the time in question, provided that commissions, bonuses, premiums and incentives shall be determined by reference to such items paid in the last full Plan Year completed at the time in question.

"Non-Competition   and   Confidentiality   Covenants"  means  an  instrument  in
substantially the form of Exhibit A attached duly completed and executed by the Participant in question.

"Normal Retirement" means retirement at age 65, the normal retirement age under the Pension Plan.

"Normal  Retirement Age" means the later of (i)  Participant's  65th birthday or
(ii) the 5th anniversary from his date of hire.

"Normal Retirement Pension Benefit" means, with respect to each Participant at any point in time, the annual retirement allowance to which Participant would be entitled at Normal Retirement payable from the Pension Plan as an annuity for Participant's life, whether or not such retirement allowance is actually paid, and regardless of any optional form of benefit payment elected under the Pension Plan by said Participant based upon such Participant's Average Final Compensation, Covered Compensation and Creditable

Service, in each case as determined solely in accordance with the provisions of the Pension Plan and without reference to this Plan.

"Participant" means a participant in this Plan.

"Pension Plan" means the Tiffany and Company Pension Plan as such Pension Plan may be amended from time to time.

"Pension Benefit" shall have the same meaning as in the Pension Plan.

"Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

"this Plan" means the 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of IRC Limits as described in this instrument, as amended from time to time.

"Plan Year" means a "Plan Year" under the Pension Plan.

"Regulations" means the Treasury Regulations promulgated pursuant to the Code, as amended from time to time.

"Scheduled Benefit Commencement Date" means the date as of which benefits under the Plan are scheduled to commence, as determined in accordance with Sections 3.2(a), 3.2(b), 3.7, or 3.9, determined without regard to the provisions of
Section 3.10.

"Select  Management  Employee"  means those  employees of the Company  listed in
Schedule I hereto who are, as of the Effective Date, actively employed by Tiffany and Company, or who thereafter return to active employment from a Company-approved approved leave of absence or disability leave and such persons who are thereafter appointed by the Board as an officer of Tiffany and Company with the title of Vice President, Group Vice President, Senior Vice President, Executive Vice President, President, Chairman of the Board, chief operating officer, chief executive officer, and any other management employee of the
Company who is specifically designated a Select Management Employee by the Board; for the purpose of this definition, once a person has been appointed a Select Management Employee, he or she will be deemed, for the purposes of this Plan, to remain a Select Management Employee, regardless of subsequent change in title or responsibility. Notwithstanding the foregoing, the term Select Management Employees does not include persons (a) whose principal place of work is outside the United States and (b) who are paid their Compensation from a foreign bank or bank branch or who are eligible to receive retirement, severance or similar benefits under foreign law or as a result of foreign custom.

"Separation from Service" means, with respect to Participant, a termination of services provided by the Participant to the Employer, whether voluntarily or involuntarily, as determined by the Committee in accordance with Section 409A of the Code and Section 1.409A-1(h) of the Regulations. In determining whether a Participant has experienced a Separation from Service, the following provisions shall apply:

          (i) Separation from Service shall occur when the Participant has experienced a termination of employment with the Employer. A Participant shall be considered to have experienced a termination of employment for this purpose when the facts and circumstances indicate that the Participant and his or her Employer reasonably anticipate that either (A) no further services will be performed by the Participant for the Employer after the applicable date, or
               (B) that the level of bona fide services the Participant will perform for the Employer after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by the Participant (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer if the Participant has been providing services to the Employer less than 36 months).
          (ii) If the Participant is on military leave, sick leave, or other bona fide leave of absence, other than a disability leave, the employment relationship between the Participant and the Employer shall be treated as continuing intact, provided that the period of such leave does not exceed 6 months, or if longer, so long as the Participant retains a right to reemployment with the Employer under an applicable statute or by contract. If the period of a military leave, sick leave, or other bona fide leave of absence exceeds 6 months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship shall be considered to be terminated for purposes of this Plan as of the first day immediately following the end of such 6-month period. In applying the provisions of this paragraph, a leave of absence shall be considered a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer.
          (iii) If the Participant is on disability leave, the employment relationship between the Participant and the Employer shall be treated as continuing intact, provided that the period of such leave does not exceed 29 months. If the period of disability leave exceeds 29 months, the employment relationship shall be considered to be terminated for purposes of this Plan as of the first day immediately following the end of such 29-month period. For purposes of this paragraph, disability leave refers to a leave of absence that is due to any medically determinable physical or mental impairment that can be expected to result in death of can be expected to last for a continuous period of not less than 6 months, where such impairment causes the Participant to be unable to perform the duties of his position of employment or any substantially similar position of employment.

"Vested" means that the Participant has a right to his Accrued Benefit as provided for in Section 3.12 below forfeitable only as provided in Section 3.12 below.


                                   ARTICLE II
                           PARTICIPATION IN THIS PLAN

     2.1 Commencement of Participation. Each Select Management Employee shall automatically become a Participant in this Plan as of the latter of
          (i) the Effective Date, (ii) the date he or she first becomes a Participant in the Pension Plan or (iii) the date he or she is first appointed a Select Management Employee by the Board.

     2.2 Cessation of Participation and Re-commencement of Participation. A Participant shall cease to be a Participant on the earlier of: (i) the date on which this Plan terminates or (ii) the date on which he ceases to be a Participant in the Pension Plan. A former Participant shall again become a Participant in this Plan when he again becomes a
          Participant in the Pension Plan. Except to the extent different treatment is prescribed for former Participants pursuant to the terms of Article III below, a former Participant will be deemed a Participant, for all purposes of this Plan, as long as such former Participant retains a Vested interest pursuant to the terms of Article III below.


                                   ARTICLE III
                                  PLAN BENEFITS

     3.1 Overriding Limitation. Except as provided in this Section 3.1, under no circumstances will a Participant or a former Participant be entitled to a Benefit under this Plan unless Participant becomes Vested in his Normal Retirement Pension Benefit. In the event the Pension Plan shall have been terminated as of the time a Pension
          Benefit would have become payable to Participant under the Pension Plan, the Benefit under this Plan shall be calculated by application, by means of the formula set forth in Section 3.2 below, of the Normal Retirement Pension Benefit which would have been payable to Participant under the Pension Plan as in effect on February 1, 2007; and if Participant would not have been entitled to a Pension Benefit under the Pension Plan as in effect on February 1, 2007 as of the date a Benefit would otherwise become payable hereunder, no Benefit shall be payable under this Plan.

     3.2  Annual Retirement Allowance; Commencement.

               (a) Subject to Section 3.12 below, any person who, subsequent to December 31, 2003 and prior to January 1, 2008 ceases to be a Participant after he is Vested and has rendered 10 or more years of Creditable Service, and any Participant who incurs a Separation from Service after December 31, 2007 after he is Vested and has rendered more than 10 years of Creditable Service, shall be entitled to an annual retirement allowance, payable in monthly installments commencing at the end of the later of (i) for a person who ceased to be a participant after December 31, 2003 and prior to January 1, 2008, the calendar month immediately following the month the person ceased to be a Participant and for a person who incurred a Separation from Service after December 31, 2007, the calendar month immediately following his Separation from Service; or (ii) the calendar month immediately following the month in which the person's 55th birthday occurs.

               (b) Subject to the other provisions of this Article III, any person who, subsequent to December 31, 2003 and prior to January 1, 2008 ceases to be a Participant after he is Vested and who has not rendered 10 or more years of
                    Creditable Service, and any Participant who incurs a Separation from Service after December 31, 2007 after he is Vested and who has not rendered 10 or more years of Creditable Service, shall be entitled to an annual retirement allowance under this Plan, payable in monthly installments, such installments to commence at the end of the later of (i) for a person who ceased to be a participant after December 31, 2003 and prior to January 1, 2008, the calendar month immediately following the month the person ceased to be a Participant and for a person who incurred a Separation from Service after December 31, 2007, the calendar month immediately following his Separation from Service; or (ii) the calendar month immediately following the month in which the person's 65th birthday occurs.

               (c) Monthly installments payable under this Section 3.2 shall continue to be paid to and including the last monthly payment in the month of his death. In all cases the amount of the annual retirement allowance shall be computed in accordance with Sections 3.3, 3.4 or 3.5 below, whichever may be applicable.

     3.3 Normal Retirement Benefit. The annual retirement allowance for a Vested person who ceases to be a Participant on or after January 1, 2003 and prior to January 1, 2008, or a Participant who incurs a Separation from Service after December 31, 2007, and whose Scheduled Benefit Commencement Date is no earlier than his 65th birthday, shall be equal to (A) less (B), where (A) equals 1 percent of the person's Average Final Compensation not in excess of Covered Compensation multiplied by the number of his years, including fractions thereof, of Creditable Service, plus 1-1/2 percent of his Average Final Compensation in excess of Covered Compensation multiplied by the number of his years, including fractions thereof, of Creditable Service, determined as of the date of his Separation from Service, and (B) equals such person's Normal Retirement Pension Benefit, determined as of the date of his Separation from Service. For purposes of calculating the value of (A) in the foregoing sentence, but not for purposes of calculating the value of (B) therein, Average Final Compensation and Covered Compensation shall be determined without regard to any limit on Compensation imposed by Section 401(a)(17) of the Code.

     3.4 Early Retirement Benefit. The annual retirement allowance for a Vested person who has rendered 10 or more years of Creditable Service, and who ceases to be a Participant on or after January 1, 2003 and prior to January 1, 2008, or incurs a Separation from Service after December 31, 2007, and whose Scheduled Benefit Commencement Date is no earlier than his 60th birthday, but prior to his 65th birthday shall be equal to the annual retirement allowance computed in accordance with Section
          3.3 above reduced by 1/12th of 5 percent for each month by which his attained age at his Scheduled Benefit Commencement Date is less than age 65. The annual retirement allowance for a Vested person who has rendered 10 or more years of Creditable Service, and who ceases to be a Participant on or after January 1, 2003 and prior to January 1, 2008, or incurs a Separation from Service after December 31, 2007, and whose Scheduled Benefit Commencement Date is after the occurrence of his 55th birthday, but prior to his 60th birthday, shall be equal to the annual retirement allowance computed in accordance with Section
          3.3 above reduced by a percentage which shall be the sum of (i) 25 percent and (ii) 1/12th of 3 percent for each month by which his attained age at his Scheduled Benefit Commencement Date is less than age 60.

     3.4 Early Retirement Benefit. The annual retirement allowance for a Vested person who has rendered 10 or more years of Creditable Service, and who ceases to be a Participant on or after January 1, 2003 and prior to January 1, 2008, or incurs a Separation from Service after December 31, 2007, before the occurrence of his 55th birthday, shall be equal to the retirement allowance computed in accordance with Section 3.3 reduced to be the Actuarial Equivalent of such allowance.

     3.6  Optional Benefits in Lieu of Regular Benefits.

               (a) A Participant under this Plan who is not married at his Scheduled Benefit Commencement Date shall be deemed to have elected that the retirement allowance payable under this Plan be payable in the form of an annuity for the life of the Participant, with no benefits continued to any person after his death, and a Participant under this Plan who is married as of his Scheduled Benefit Commencement Date shall be deemed to have elected that the annual retirement allowance payable under this Plan be payable in the form of an annuity for the life of the Participant, with 50% of such annuity continued for the life of his surviving spouse, unless the Participant elects, prior to his Scheduled Benefit Commencement Date and in accordance with
                    Section 3.6(c), to receive payment under an optional form of benefit described in Section 3.6(b). The retirement allowance payable to married Participant, in accordance with this Section shall be reduced as provided in Section 3.6(b).

               (b) A Participant shall be permitted to elect to receive his benefit under this Plan in the form of an annuity payable for his life, with the provision that after his death an allowance of 50%, 66-2/3%,75% or 100% of the rate of his reduced allowance, as he shall elect, shall continue during the life of, and shall be paid to, the beneficiary designated by him at the time of electing the option. The amount payable to the Participant under any optional form or annuity shall be reduced from the amount otherwise payable for his life only, so that such annuity is the Actuarial Equivalent of the amount otherwise payable for his life only.

               (c) An election of an optional form of annuity shall be made at such time and in such manner as the Committee may direct, provided, however, that no election shall be given effect unless it is made prior to the Participant's Scheduled Benefit Commencement Date

     3.7  Survivorship Benefits.

               (a) Upon the death prior to his Scheduled Benefit Commencement Date of a Participant who has become Vested in his Accrued Benefit, as provided in Section 3.12 of this Plan, (ii) a Participant who has attained Normal Retirement Age, (iii) subject to Section 3.12 below, the death of a former Participant who incurred a Separation from Service after he had become Vested in his Accrued Benefit there shall be payable to the Participant's or former Participant's spouse, if any, a spouse's allowance as provided for in this Section 3.7.

               (b) The amount of the spouse's  allowance  shall be determined by
               Section 3.7(d) below for the spouse of a Participant described in
               Section 3.7(a)(i) or (ii) above. The amount of the spouse's allowance shall be determined by Section 3.7(e) below for the spouse of a former Participant described in Section 3.7(a)(iv) above.

               (c) The spouse's allowance shall commence as of the first day of the calendar month following the month in which the Participant or former Participant died or would have attained age 55, whichever is the later.

               (d) The spouse's allowance for the spouse of a person described in Section 3.7(a)(i), (ii) above shall be the greater of (i) an allowance for the life of the spouse, payable monthly, which is equal to 20 percent of the Participant's or former Participant's Ending Compensation at the earlier of the time of his death or his Separation from Service, less any spouse's allowance payable under the Pension Plan, or (ii) an allowance equal to the allowance the spouse would have received if the Participant or former Participant were deemed to have incurred a Separation from Service on the date of his death (whether or not an earlier Separation from Service occurred) and elected to receive, based on his Average Final Compensation and years of Creditable Service at his actual date of Separation from Service with the Company, the retirement allowance payable to him under Section 3.3 that would commence at the later of normal retirement age or the date of death, reduced for election of the 100% survivorship option at such deemed termination date, and continuing after his death in the same monthly amount during the life of his spouse.

               (e) Unless an optional form of benefit is selected in accordance with Section 3.6(c), the spouse's allowance for the spouse of a former Participant described under Section 3.7(a)(iv) above shall equal the allowance the spouse would have received if the former Participant were deemed to have retired at the early retirement age and elected to receive, based on his Average Final Compensation and years of Creditable Service at the actual date of Separation from Service with the Company, the retirement allowance payable to him under Section 3.3, reduced for election of the 50% survivorship option at the normal retirement age and continuing after his death in a amount equal to 50% of the amount that would have been payable to the former Participant during his life.

     3.8  Termination  of  Benefit  Payments.  Payment  of  Benefits  under this
          Article III to a Participant, former Participant, Participant's spouse or beneficiary, or former Participant's spouse or other beneficiary shall cease with the monthly payment for the month in which such Participant, former Participant, spouse or beneficiary dies.

     3.9 Disabled Participants. Notwithstanding any other provisions in this Plan, a Participant who incurs a Disability shall be treated as a Participant and shall continue to accrue Creditable Service until he dies, , becomes ineligible for further payments under such Program, or attains his 65th birthday, whichever shall first occur, and his Compensation in the last full year of his employment shall be deemed to be his annual Compensation for purposes of this Plan during such period. , Any retirement allowance payable on his account under this Plan shall be made on the basis of his age, Average Final Compensation and Creditable Service at the time he died, attained his 65th birthday, or became ineligible. Any benefit payable to the Participant described in this Section 3.9 shall be payable commencing in the month following the month of his 65th birthday, if he is then alive. Any benefit payable to the surviving spouse of a Participant described in this Section 3.9 shall be determined in accordance with Section 3.7, provided, however, that for purposes of
          Section 3.7, and not for any other purpose of this Section 3.9, the date of the Participant's death shall be treated as if it were the date on which he incurred a Separation from Service.

     3.10 Delay of Payments. In no event shall monthly payments of an annual retirement allowance payable under this Plan, or any payments under
          Section 3.11 below, be made earlier than 6 months following the date the payee ceased to be a Participant under this Plan; provided that promptly following the expiration of such 6 month period, a lump sum payment will be made to such person equal to all monthly installments that would, but for the provisions of this Section 3.10, have been paid to such person under this Plan, plus interest on the monthly payments that subject to such delay, at the Applicable Interest Rate for such period. Whenever the amount of any payment under this Plan is to be determined, it shall be determined without reference to this
          Section 3.10 on the assumption that such payments would earlier commence as otherwise provided for in this Article III but for the effect of this Section 3.10.

     3.11 Required Cash-outs of Certain Accrued Benefits. If a Participant terminates service prior to January 1, 2009 and the present value of the Vested accrued pension or survivor benefit provided under Article III hereof in respect of such Participant is equal to or less than $5,000, or if a Participant incurs a Separation from Service after December 31, 2008 and the present value of the Vested accrued pension or survivor benefit provided under Article III hereof in respect of such Participant is equal to or less than the limitation in effect under Section 402(g)(1)(B) of the Code for the year in which he incurs such Separation from Service, the person to whom such benefits would otherwise be paid in monthly installments shall receive a lump-sum distribution of the present value of the entire Vested portion of such Accrued Benefit. For the purposes of determining the present value of a Vested Accrued Benefit under this Section 3.11, actuarial assumptions used under the Pension Plan for a comparable determination under the Pension Plan shall be used. Notwithstanding any provision in this Plan to the contrary, if a former Participant who has received a lump-sum distribution of his entire non-forfeitable benefit under this Plan pursuant to this Section 3.11 is re-employed by the Company, he shall be treated as a new Employee and prior service performed by the former Participant in respect of such distribution shall be disregarded for purposes of determining his Accrued Benefit under this Plan. A lump sum payment that is payable to a Participant in accordance with this Section shall be paid on the first day of the seventh month following the month in which he incurred a Separation from Service.

     3.12 Vesting and Forfeiture of Vested Benefits. A Participant shall be Vested in his Accrued Benefit under this Plan if that person is vested under the Pension Plan, provided that any Benefit that would otherwise be payable to a Participant or to the beneficiary of any Participant shall be forfeited in the event that (i) Participant's employment with the Company is terminated by the Company for Cause, (ii) Participant voluntarily resigns from the Company prior to reaching Participant's Normal Retirement Age and fails to execute and deliver to the Company the Non-Competition and Confidentiality Covenants prior to the effective date of such resignation, or (iii) a former Participant who has executed and delivered the Non-Competition and Confidentiality Covenants breaches
          Section 2 of such Covenants.

     3.13 Adjustment, Amendment, or Termination of Benefit. Notwithstanding any other provision in this Plan to the contrary, the Company may not adjust, amend, or terminate its obligations to a Participant in respect of his Accrued Benefit under this Article III subsequent to that date on which Participant is Vested pursuant to Section 3.12 above except as expressly provided in Section 3.12 above.

     3.14 Tax Withholding. To the extent required by the law in effect at the time benefits are distributed pursuant to this Article III, the Company or its agents shall withhold any taxes required by the federal or any state or local government from payments made hereunder.


                                   ARTICLE IV
                                  UNFUNDED PLAN

     4.1 Unfunded Benefits. Benefits are payable as they become due irrespective of any actual investments the Company may make to meet its obligations. Neither the Company, nor any trustee (in the event the Company elects to use a grantor trust to accumulate funds) shall be obligated to purchase or maintain any asset including any life insurance policy. To the extent a Participant or any other person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured creditor of the Company.

     4.2 No Contributions. Participants are neither required nor permitted to make contributions to this Plan.

                                    ARTICLE V
                            AMENDMENT AND TERMINATION

     5.1 Plan Amendment. Subject to Sections 3.12 and 3.13, this Plan may be amended in whole or in part by the Company at any time.

     5.2 Plan Termination. Subject to Sections 3.12 and 3.13, the Company reserves the right to terminate this Plan at any time but only in the event that the Company, in its sole discretion, shall determine that the economics of this Plan have been adversely and materially affected by a change in the tax laws, other government action or other event beyond the control of the Participant and the Company or that the termination of this Plan is otherwise in the best interest of Company. To the extent consistent with the rules relating to plan terminations and liquidations in Section 1.409A-3(j)(4)(ix) of the Regulations or otherwise consistent with Section 409A of the Code, the Company may provide that, without the prior written consent of Participants, the Participants' benefits hereunder shall be distributed in a lump sum upon termination of the Plan. Unless so distributed in accordance with the preceding sentence, in the event of a Plan termination, benefits hereunder shall continue to be paid in accordance with the foregoing provisions of the Plan.


                                   ARTICLE VI
                      ADMINISTRATION AND CLAIMS PROCEDURES

     6.1 Committee. The general administration of this Plan shall be the responsibility of the Committee. The Committee is the named fiduciary of this Plan for which this document is the written instrument. The Committee from time to time may establish rules for the administration of this Plan and the transaction of it business. Except to the extent the Board is required to determine whether the termination of a Participant's employment is for Cause, the Committee shall have the sole discretionary authority to determine eligibility for benefits under this Plan and to construe the terms of this Plan and resolve any ambiguities hereunder. The interpretation and construction of any provision of this Plan by a majority of the members of the Committee at a meeting shall be final and conclusive. The interest assumptions, service tables, mortality tables and such other data, procedures and methods as may be necessary or desirable for use in all actuarial calculations required in connection with this Plan shall be those used in connection with the Pension Plan, except as otherwise required by the express provisions of this Plan.

     6.2 Claims Procedures. Except as provided in Section 6.3 this Section shall govern every claim for benefits under this Plan. Every claim for benefits under this Plan shall be in writing directed to the Committee or its designee. Each claim filed shall be passed upon by the Committee within a reasonable time from its receipt. If a claim is denied in whole or in part the claimant shall be given written notice of the denial in language calculated to be understood by the claimant, which notice shall: (i) specify the reason or reasons for the denial;
          (ii) specify the Plan provisions giving rise to the denial; (iii) describe any further information or documentation necessary for the claim to be honored and explain why such documentation or information is necessary; and (iv) explain this Plan's review procedure. Upon the written request of any claimant whose claim has been denied in whole or in part, the Committee shall make a full and fair review of the claim and furnish the claimant with a written decision concerning it.

     6.3 Challenging Forfeiture of Benefits due to Termination for Cause. If the Board, the Committee or both shall have determined that a Participant or his beneficiary shall forfeit a benefit under this Plan due to a termination of employment for Cause, such Participant (or his beneficiary in the event Participant is deceased) shall have the right to elect to challenge such forfeiture through binding arbitration held in New York City, New York under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be conducted by three arbitrators who shall be authorized to determine whether Cause for termination existed, but solely for the purpose of determining rights to benefits under this Plan. Without limit to their general authority, the arbitrators shall have the right to order reasonable discovery in accordance with the Federal Rules of Civil Procedure. The final decision of the arbitrators shall be binding and enforceable without further legal proceedings in court or otherwise, provided that either party to such arbitration may enter judgment upon the award in any court having jurisdiction. The final decision arising from the arbitration shall be accompanied by a written opinion and decision which shall describe the rational underlying the award and shall include findings of fact and conclusions of law. The cost of such arbitration shall initially be borne equally to the parties to such arbitration (which parties shall be limited to the Company and the Participant (or his beneficiary)), and each party shall bear its or his own legal fees; however, the arbitrators shall have authority to award the Participant (or his beneficiary) his or her legal fees and costs if the arbitrators determine that the decision to forfeit any benefit was made in bad faith. As a condition to proceeding with such arbitration the Company may require the Participant or his beneficiary to agree, in writing, that the arbitration award will be binding upon the Participant or such beneficiary, as the case may be, in connection with rights under this Plan, and that the Participant waives any right to proceed through court proceedings. Such award shall be confidential and shall not be binding or admissible in connection with any other proceeding.


                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1 Supplemental Benefits. The benefits provided for the Participants under this Plan are in addition to benefits provided by any other plan or program of the Company and, except as otherwise expressly provided for herein, the benefits of this Plan shall supplement and shall not supersede any plan or agreement between the Company and any Participant.

     7.2 Governing Law. The laws of the State of New York (without giving effect to its conflicts of law principles) govern all matters arising out of or relating to this Plan, including, without limitation, its validity, interpretation, construction, administration and enforcement, except such matters as may be governed by the federal laws of the United States of America.

     7.3 Designation of Forum. Any legal action or proceeding arising out of or relating to rights or benefits under this Plan shall be brought, if at all, in the United States District Court for the Southern District of New York or in any court of the State of New York sitting in New York City.

     7.4 Binding Terms. The terms of this Plan shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and successors.

     7.5 Non-Alienation of Benefits. No Benefit under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such Benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such Benefit. If any person entitled to a Benefit under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any Benefit under this Plan except as specifically provided in this Plan, then such Benefit shall, in the discretion of the Committee, cease and determine. In that event the Committee shall hold or apply the same for the Benefit of such person, his spouse, children, or other dependents, or any of them in such manner and in such proportion as the Committee may deem proper.

     7.6 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein.

     7.7 Construction. All headings preceding the text of the several Articles hereof are inserted solely for reference and shall not constitute a part of this Plan, nor affect its meaning, construction or effect. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, and the singular shall mean the plural.

     7.8 No Employment Agreement. Nothing in this Plan shall confer on any Participant the right to continued employment with the Company and, except as expressly set forth in a written agreement entered into with the express authorization of the Board of Directors of Company, both the Participant and the Company shall be free to terminate Participant's employment with or without Cause.

     7.9 Section 409A Compliance. The Company intends that the Plan meet the requirements of Section 409A of the Code and the guidance issued thereunder. The Plan shall be administered, construed and interpreted in a manner consistent with that intention. In no event shall the Company have any liability or obligation with respect to taxes for which the Participant may become liable as a result of the application of Section 409A of the Code. The Plan has been administered in good faith compliance with Section 409A and the guidance issued thereunder from January 1, 2005 through December 31, 2008.


                                         TIFFANY AND COMPANY
ATTEST:

/s/ Ewa M. Zalewska                      /s/ Michael J. Kowalski
____________________________         By:____________________________________
Ewa M. Zalewska                         Michael J. Kowalski, Chairman


ATTEST:

/s/ Ewa M. Zalewska                      /s/ Patrick B. Dorsey
____________________________         By:____________________________________
Ewa M. Zalewska                         Patrick B. Dorsey, Senior Vice President

                                   APPENDIX I

      Pension-Plus 2008 -- Voluntary Enhanced Retirement Incentive Program

     This Appendix I sets forth the provisions of the Plan that constitute the Voluntary Enhanced Retirement Incentive Program ("Pension-Plus 2008") authorized by the Board of Directors in 2008.

     1. Definitions. In addition to the definitions set forth in Article I of the Plan, the following definitions shall apply solely for purposes of this Appendix I:

     "Election Period" means the period of time beginning on November 26, 2008 and ending on January 19, 2009.

     "Eligible Participants" means Participants who are employed by the Company as of January 31, 2009, are accruing benefits under the Plan as of the first day of the Election Period, and who, as of January 31, 2009, have met either of the following sets of criteria:

     (i) attained at least fifty (50) years of age and ten (10) years of Creditable Service under the Plan; or

     (ii) attained at least sixty (60) years of age and five (5) years of Creditable Service under the Plan.

     Notwithstanding the foregoing, officers of Tiffany & Co., and officers of Tiffany and Company who, as of the first day of the Election Period, are participants in the 1994 Tiffany and Company Supplemental Retirement Income Plan, are excluded from the definition of Eligible Participants for purposes of this Appendix I and Pension-Plus 2008.

     "Enhanced Retirement Benefits" means the benefits described in paragraph 3 of this Appendix I.

     "Enhanced  Retirement  Date"  means  February  1,  2009  for  any  Eligible
Participant who makes an election to participate in Pension-Plus 2008 in accordance with the provisions of paragraph 2 of this Appendix I; provided, however, that for any such Eligible Participant who timely elects to participate in Pension-Plus 2008 and whose services the Company regards as essential over the short term, the Company reserves the right, in its sole discretion, to delay such Enhanced Retirement Date to a subsequent date, which shall in no event be later than August 1, 2009.

     "Pension-Plus 2008" means the program of Enhanced Retirement Benefits described in paragraph 3 of this Appendix I.

     2. Election to Participate in Pension-Plus 2008. An Eligible Participant may elect to participate in Pension-Plus 2008 by electing to incur a Separation of Service on

January 31, 2009 and filing the appropriate election form with the Company (including any release required by the Company) during the Election Period. Any such election may be revoked within seven (7) days after it has been received by the Company but may not be revoked thereafter.

     3. Enhanced Retirement Benefits. An Eligible Participant who elects to participate in Pension-Plus 2008 in accordance with paragraph 2 of this Appendix I shall be entitled to receive the following Enhanced Retirement Benefits, to be construed in accordance with corresponding Pension-Plus 2008 enhancements available under the Tiffany and Company Pension Plan:

     (a)  Such Eligible  Participant  shall be credited with an additional  five
          (5) years of Creditable Service for all purposes under this Plan;

     (b) For purposes of calculating such Eligible Participant's Average Final Compensation, Compensation will be deemed to have increased, for each of the additional five (5) years of Creditable Service referenced in
          Section 3(a) above, at a rate of three percent (3%) annually, compounded, based on Compensation earned by Participant under the Plan from February 1, 2008 through January 31, 2009. In determining Eligible Participant's Benefit, such Average Final Compensation will not be less than the Average Final Compensation would have been absent the Pension-Plus enhancement described in this section 3(b).

     (c) For purposes of determining whether such Eligible Participant has reached age 55 under Section 3.2(a), Commencement, and for computing the amount of the early retirement benefits available under Section 3.4, such Eligible Participant's age shall be increased by five (5) years.